EXHIBIT 4.3

                     CONFORMED COMPOSITE COPY OF ARTICLES OF
                           ZARLINK SEMICONDUCTOR INC.,
                               AS AMENDED TO DATE
                           (Corporation No. 030203-1)

1 - Name of Corporation

ZARLINK SEMICONDUCTOR INC.

2 - The place in Canada where the registered office is to be situated

City of Kanata, Province of Ontario

3 - The classes and any maximum number of shares that the corporation is authorized to issue

One class of common shares.
An unlimited number of Preferred Shares issuable in series.
See Schedule 1 attached.

4 - Restrictions, if any, on share transfers

None

5 - Number (or minimum and maximum number) of directors

There shall be a minimum of five (5) and a maximum of fifteen (15) directors of the Corporation.

6 - Restrictions, if any, on business the corporation may carry on

No restrictions

7 - Other provisions, if any

The directors of the Corporation may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders of the Corporation, provided that

(i) the total number of directors of the Corporation immediately after such appointment shall not exceed the maximum number set forth in the articles of the Corporation, and

(ii) the total number of directors so appointed by the directors shall not exceed one-third of the number of directors elected at the previous annual meeting of shareholders of the Corporation.


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                                   SCHEDULE 1

PART 1 - PREFERRED SHARES
-------------------------

A. The number of shares the Corporation is authorized to issue is hereby increased by creating an unlimited number of Preferred Shares issuable in series;

B. The rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares of the Corporation as a class are as follows:

(i) the directors of the Corporation may, at any time and from time to time, issue the Preferred Shares in one or more series, each series to consist of such number of shares as may before issuance thereof be fixed by the directors;

(ii) the directors of the Corporation may (subject as hereinafter provided) from time to time before issuance determine the designation, rights, privileges, restrictions and conditions to attach to the Preferred Shares of each series including, without limiting the generality of the foregoing, the rate, amount or method of calculation of preferential dividends, whether cumulative or non-cumulative or partially cumulative, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the terms and conditions of redemption, the rights of retraction, if any, vested in the holder of Preferred Shares of such series, and the prices and the other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, voting rights and conversion rights (if any) and any sinking fund, purchase fund or other provisions attaching to the Preferred Shares of such series, the whole subject to the issue by the Director, Corporations Branch, Department of Consumer and Corporate Affairs, of a certificate of amendment in respect of articles of amendment in prescribed form to designate a series of shares;

(iii) when any fixed cumulative dividends or amounts payable on a return of capital are not paid in full, the Preferred Shares of all series shall participate rateably in respect of such dividends including accumulations, if any, in accordance with the amounts which would be payable on the Preferred Shares if all such dividends were declared and paid in full, and on any return of capital in accordance with the sums which would be payable on such return of capital if all amounts so payable were paid in full;

(iv) the Preferred Shares shall be entitled to preference over the common shares of the Corporation (the "Common Shares") and any other shares of the Corporation ranking junior to the Preferred Shares with respect to the payment of dividends and may also be given such other preferences over the Common Shares and any other shares of the Corporation ranking junior to the Preferred Shares as may be fixed by the directors of the Corporation as to the respective series authorized to be issued;

(v) the Preferred Shares of each series shall rank on a parity with the Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary;


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(vi) in the event of the liquidation, dissolution or winding-up of the
Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Preferred Shares shall, before any amount shall be paid to or any property or assets of the Corporation distributed among the holders of the Common Shares or any other shares of the Corporation ranking junior to the Preferred Shares, be entitled to receive (a) an amount equal to the amount of the redemption price specified therefor, together with, in the case of cumulative Preferred Shares, all unpaid cumulative dividends (which for such purpose shall be calculated as if such cumulative dividends were accruing from day to day for the period from the expiration of the last period for which cumulative dividends have been paid up to and including the date of distribution) and in the case of non-cumulative Preferred Shares, all declared and unpaid non-cumulative dividends, and (b) if such liquidation, dissolution, winding-up or distribution shall be voluntary, an additional amount equal to the premium, if any, which would have been payable on the redemption of the said Preferred Shares if they had been called for redemption by the Corporation on the date of liquidation, dissolution, winding-up or distribution and, if said Preferred Shares could not be redeemed on such date, then an additional amount equal to the greatest premium, if any, which would have been payable on the redemption of said Preferred Shares;

(vii) no dividends shall at any time be declared or paid on or set apart for payment on the Common Shares or any other shares of the Corporation ranking junior to the Preferred Shares unless all dividends up to and including the dividend payable for the last completed period for which such dividends shall be payable on each series of Preferred Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such declaration or payment or setting apart for payment on the Common Shares or such other shares of the Corporation ranking junior to the Preferred Shares nor shall the Corporation call for redemption or redeem or purchase for cancellation or reduce or otherwise pay off any of the Preferred Shares (less than the total amount then outstanding) or any Common Shares or any other shares of the Corporation ranking junior to the Preferred Shares unless all dividends up to and including the dividend payable for the last completed period for which such dividends shall be payable on each series of the Preferred Shares then issued and outstanding shall have been declared and paid or set apart for payment at the date of such call for redemption, purchase, reduction or other payment;

(viii) the Preferred Shares of any series may be purchased for cancellation or made subject to redemption by the Corporation at such times and at such prices and upon such other terms and conditions as may be specified in the rights, privileges, restrictions and conditions attaching to the Preferred Shares of such series as set forth in the resolution of the board of directors of the Corporation and certificate of amendment relating to such series;

(ix) the approval of the holders of the Preferred Shares, given in the manner described in paragraph (x) below, shall be required (a) for the creation of any new shares ranking prior to or on a parity with the Preferred Shares and (b) if, but only so long as, any dividends are in arrears on any outstanding series of Preferred Shares, for the issuance of any additional series of Preferred Shares or of any share ranking prior to or on a parity with the Preferred Shares; and

(x) the provisions of paragraph (i) to (ix), inclusive, and of this paragraph
(x) may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the holders of the Preferred Shares given in the manner hereinafter specified in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory


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provision of like or similar effect, from time to time in force. The approval of the holders of the Preferred Shares with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the holders of the Preferred Shares duly called for that purpose and held upon at least 21 days' notice at which the holders of a majority of the outstanding Preferred Shares are present or represented by proxy. If at any such meeting the holders of a majority of the outstanding Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the holders of the Preferred Shares present or represented by proxy may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every holder of Preferred Shares shall be entitled to one vote in respect of each Preferred Share held by him.


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PART 2 - $2.00 CUMULATIVE REDEEMABLE CONVERTIBLE PREFERRED SHARES, 1983 R & D
-----------------------------------------------------------------------------
SERIES
------

A. The directors of the Corporation hereby fix the number of shares for the first series of the Preferred Shares at 2,240,000 shares;

B. The directors of the Corporation hereby determine that the designation of the first series of the Preferred Shares is $2.00 Cumulative Redeemable Convertible Preferred Shares, 1983 R & D Series (hereinafter called the "1983 R & D Series Shares") and that the rights, privileges, restrictions and conditions attaching to the 1983 R & D Series Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"cash dividend paid in the ordinary course" means cash dividends declared and payable on the Common Shares in any financial year of the Corporation to the extent that such dividends do not exceed the greater of (i) 100% of the consolidated net income of the Corporation, before extraordinary items, for the immediately preceding financial year of the Corporation as determined by the auditors of the Corporation in accordance with generally accepted accounting principles in Canada and (ii) 5% of the average value at which the Common Shares were carried in the capital stock account of the Corporation in the year;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Price" at any date means $19.25 per share (being at a rate of 1.2987 Common Shares per 1983 R & D Series Share) unless such price shall have been adjusted in accordance with the provisions of Section 3.4 in which event it shall mean the adjusted price in effect at such time;

"Current Market Price per Common Share" at any date means the weighted average closing price per Common Share at which the Common Shares have traded on The Toronto Stock Exchange during 20 consecutive trading days (on each of which at least 500 Common Shares were traded in board lots) ending on the fifth trading day before such date;

"Date of Conversion" has the meaning given to that expression in Section 3.2;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"Expiry Time" means the close of business in Ottawa, Canada on December 31, 1988;


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

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these 1983 R & D Series Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or a letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any 1983 R & D Series Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of 1983 R & D Series Shares setting forth the Redemption Price, the Current Market Price per Common Share, the Conversion Price (each as at the date of such notice), the place at which redemption is to take place, and, if part only of the 1983 R & D Series Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of 1983 R & D Series Shares set forth in the Notice of Redemption;

"Redemption Price" means the price per 1983 R & D Series Share, including accrued and unpaid dividends, specified in Section 4.1 or 4.2, as the case may be;

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the 1983 R & D Series Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these 1983 R & D Series Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon which any dividends on the 1983 R & D Series Shares are payable by the Corporation, or upon or by which any other action is required to be taken by the Corporation hereunder is not a Business Day, then such dividend shall be payable or such other action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                                    Dividends

2.1 The Holders shall be entitled to receive, and, subject to Section 2.3, the Corporation shall pay, as and when declared by the Directors out of moneys of the Corporation available for the payment of dividends, fixed cumulative preferential cash dividends at the rate of $2.00 per 1983 R & D Series Share per annum accruing in the case of each such share from the date of issue and payable in equal quarterly instalments of $0.50 on the last day of March, June, September and December in each year with the first such dividend to be paid, if declared, on the first such payment date after the date of issue. Cheques drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank shall be issued in respect of such dividends to the Holders entitled thereto. If on any dividend payment date dividends payable on such date are not paid in full on all the 1983 R & D Series Shares then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the


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Directors. The Holders shall not be entitled to any dividends other than or in excess of the cash dividends herein provided for. A dividend which is represented by a cheque which has not been presented for payment within six years after it was issued or that otherwise remains unclaimed for a period of six years from the date it was declared to be payable and set apart for payment shall be forfeited to the Corporation.

2.2 The amount of the dividend for any period which is less than a full calendar quarter with respect to any 1983 R & D Series Share:

(a) which is issued, redeemed, purchased or converted; or

(b) where assets of the Corporation are distributed to the Holders pursuant to the conditions in that respect attaching to the Preferred Shares as a class;

shall be equal to the amount rounded to the nearest 1/100th of one cent calculated by multiplying $0.50 by a fraction of which the numerator is the number of days in such quarter such share has been outstanding (including the dividend payment date at the beginning of such quarter if such share was outstanding on that date and excluding the dividend payment date at the end of such quarter if such share was outstanding on that date or the date on which such dividend became payable, as the case may be) and the denominator is the number of days in such quarter (including the dividend payment date at the beginning thereof and excluding the dividend payment date at the end thereof).

2.3 Dividend payments shall be adjusted to avoid payments of a fraction of a cent.

2.4 The Holders as of the record date for any dividend declared to be payable on the 1983 R & D Series Shares shall be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend and the registered holder of any share issued upon conversion of a 1983 R & D Series Share shall be entitled to any dividend declared to be payable to holders of such shares of record on any date after the Date of Conversion. Subject as aforesaid, upon the conversion of any 1983 R & D Series Share the Corporation shall make no payment or adjustment on account of any dividends on the 1983 R & D Series Share so converted or on account of any dividends on the Common Shares issuable upon such conversion.

                                    ARTICLE 3
                          Conversion into Common Shares

3.1 Each 1983 R & D Series Share shall be convertible at any time up to but not after the close of business on December 31, 1988 or, in the case of any Preferred Share, 1983 R & D Series called for redemption, up to but not after the close of business on the third business day prior to the Redemption Date, whichever is earlier, into fully paid and non-assessable Common Shares on the basis of dividing the quotient obtained by $25.00 by the Conversion Price in effect on the Date of Conversion.

3.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar for the Common Shares the respective certificates representing such 1983 R & D Series Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such Holder stating that he elects to convert such 1983 R & D Series Shares at the Conversion Price. Such notice of conversion shall also state the name or names


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(with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such 1983 R & D Series Shares are to be converted are to be issued to a person or persons other than the Holder of such 1983 R & D Series Shares, the signature of such Holder on such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such 1983 R & D Series Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such 1983 R & D Series Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right in respect of any 1983 R & D Series Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such 1983 R & D Series Shares and provision shall be made in respect of any fraction of a share as provided in Section 3.3. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder of such 1983 R & D Series Shares as such Holder shall, subject to the provisions of Section 3.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares of the Corporation shall be closed shall be effective to constitute the person or persons entitled to receive the Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such exercise shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open and such conversion shall be at the Conversion Price in effect at the close of business on such next succeeding day.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of 1983 R & D Series Shares which are to be converted, the holder thereof shall be entitled to receive, without expense to such holder, one or more new certificates for the number of unconverted 1983 R & D Series Shares represented by the certificate surrendered.

3.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any 1983 R & D Series Share. In lieu thereof, the Corporation shall pay to the Holder by cheque an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Date of Conversion, or, if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

3.4 The Conversion Price and the number of Common Shares into which each 1983 R & D Series Share may be converted shall be subject to adjustment from time to time as follows:


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(1) If and whenever at any time prior to the Expiry Time the Corporation shall
(i) issue Common Shares to the holders of all or substantially all of its Common Shares by way of a stock dividend (other than the issue of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course), (ii) subdivide its outstanding Common Shares into a greater number of shares, or
(iii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Price shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the record date for such dividend or the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of (or, in the case of a dividend or distribution referred to in clause (i) above, in addition to) the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such dividend, distribution, subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Any dividend or distribution on the Common Shares of the Corporation in Common Shares shall be deemed to have been issued or made immediately prior to the time of the record date for such dividend or distribution for purposes of calculating the number of outstanding Common Shares under subsections (2) and (3) below. Such adjustments shall be made successively whenever any event listed above shall occur.

(2) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the issuance of options, rights or warrants to the holders of all or substantially all its Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares, other than 1983 R & D Series Shares) at a price per share (or having a conversion or exchange price per share) which is less than 95% of the Current Market Price per Common Share on such record date, the Conversion Price shall be and be deemed to be adjusted immediately after the close of business on such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding at the close of business on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price per Common Share and of which the denominator shall be the total number of Common Shares outstanding at the close of business on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable, as the case may be). Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such record date is fixed. To the extent that such options, rights or warrants are not so issued or such option, rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall thereupon be readjusted in accordance with the foregoing determination to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into Common Shares) actually delivered upon the exercise of such options, rights or warrants.

(3) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the making of a distribution to the holders of all or substantially all of its Common Shares of

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(i) shares of any class other than Common Shares whether of the Corporation or any other corporation (other than shares distributed to the holders of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course), (ii) evidences of its indebtedness, (iii) assets (other than as cash dividends paid in the ordinary course) or (iv) of options, rights or warrants (excluding those referred to in subsection (2) above), then in each such case the Conversion Price shall be and be deemed to be adjusted immediately after the close of business on such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding at the close of business on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or options, rights or warrants so distributed, and of which the denominator shall be the total number of Common Shares outstanding at the close of business on such record date multiplied by such Current Market Price per Common Share. Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Conversion Price shall thereupon be readjusted in accordance with the foregoing determination to the Conversion Price which would then be in effect based upon the fair market value of said shares or evidences of indebtedness or assets or options, rights or warrants actually distributed.

(4) No adjustments of the Conversion Price shall be made pursuant to clause (i) of subsection (1) or pursuant to subsections (2) and (3) above if the Holders are permitted to participate in such dividend or distribution on the Common Shares in Common Shares or in the issue of such options, rights, warrants or such distribution, as the case may be, as though and to the same effect as if they had converted their 1983 R & D Series Shares into Common Shares prior to the record date for such dividend or distribution or the issue of such options, rights or warrants or such distribution, as the case may be.

(5) In any case in which this Section shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any 1983 R & D Series Shares converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holders in cash the current market value of any fractional interest in such Common Shares to which he is entitled pursuant to Section 3.3; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's rights to receive such additional Common Shares and cash payments upon the occurrence of the event requiring such adjustment.

(6) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this subsection (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

3.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Price as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Price after such adjustment and the event requiring such adjustment.

3.6 In the event that the Corporation shall determine to:

(1) declare on its Common Shares any cash dividend per share which when added to the sum of the last four cash dividends per share paid on its Common Shares would exceed the sum of such last four cash dividends per share by more than 50%;

(2) declare on its Common Shares any dividends payable in shares of the Corporation (other than a stock dividend in lieu of a cash dividend paid in the ordinary course) or make any other distribution on its Common Shares (other than a cash dividend);

(3) offer for subscription pro rata to the holders of all or substantially all of its Common Shares any additional securities or shares of any class convertible into or exchangeable for Common Shares or issue any other options, rights or warrants to all or substantially all of such holders;

(4) effect a reclassification or change of the Common Shares of the nature referred to in Section 3.7 or an amalgamation or merger of the Corporation with or into any other corporation or a sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

(5) proceed with a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give notice to each Holder of the action proposed to be taken and the date on which (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution, subscription rights or other options, rights or warrants or (b) such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Corporation shall only be required to specify in such notice such particulars of such action as shall have been fixed and determined at the date on which such notice is given. Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution, subscription rights or other options, rights or warrants, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up as the case may be. Such written notice shall be given, with respect to the actions described in subsections (1), (2) and (3) above, not less than 15 days and, with respect to the actions described in subsections (4) and (5) above, not less than 30 days, in each case prior to the record date or the date on which the Corporation's transfer books are to be closed with respect thereto.

3.7 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation), or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each 1983 R & D Series Share then outstanding shall be entitled to receive and shall accept upon the conversion of a 1983 R & D Series Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 3.7 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

3.8 All 1983 R & D Series Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

3.9 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Price, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

3.10 If any Common Shares reserved or to be reserved for the purpose of conversion of the 1983 R & D Series Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 4
                             Redemption and Purchase

4.1 Subject to the provisions of Section 4.2, the Corporation may not redeem any 1983 R & D Series Shares prior to January 1, 1989. Thereafter, subject to the provisions of any applicable law and to the provision of the conditions attaching to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the 1983 R & D Series Shares in whole at any time or in part from time to time by lot or in such manner as the Directors shall determine on payment for each such share to be redeemed of $25.00 plus accrued and unpaid dividends.

4.2 If the Current Market Price per Common Share on the date Notice of Redemption is given is greater than 125% of the Conversion Price, the Corporation may, at its option, on or after January 1, 1987 redeem the 1983 R & D Series Shares in whole at any time or in part from time to time by lot or in such manner as the directors shall determine on payment for each such share to be redeemed of $25.00 plus a redemption premium of $1.00 per share if the Redemption Date is on or prior to December 31, 1987 and of $0.50 per share if the Redemption Date is after December 31, 1987 and on or prior to December 31, 1988, plus accrued and unpaid dividends to the date of redemption. The Corporation shall on such date file with the transfer agent and registrar a certificate under the hand of its chief financial officer certifying as to the Current Market Price per Common Share and the Conversion Price then in effect.

4.3 A Notice of Redemption shall be given by the Corporation not less than 30 days prior to the date fixed for redemption to each Holder of 1983 R & D Series Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the 1983 R & D Series Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the 1983 R & D Series Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the 1983 R & D Series Shares called for redemption shall cease to be entitled to dividends or to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the 1983 R & D Series Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

4.4 Subject to the provisions of any applicable law and to Article 5, the Corporation may, in addition to its right to redeem 1983 R & D Series Shares as provided above, purchase at any time all or from time to time any number of the outstanding 1983 R & D Series Shares in the open market or pursuant to tenders received by the Corporation upon invitation for tenders addressed to all Holders of the 1983 R & D Series Shares at the lowest price or prices at which in the opinion of the Directors such shares are obtainable but not exceeding the applicable Redemption Price plus any premium on redemption which would be required to be paid by the Corporation if the Corporation were then able to effect a redemption plus reasonable costs of purchase. If upon any invitation for tenders the Corporation receives tenders, for 1983 R & D Series Shares at the same price in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the shares to be purchased shall be selected from the shares offered at such price as nearly as may be pro rata, disregarding fractions, according to the number of 1983 R & D Series Shares offered in each such tender, in such manner as the Directors in their sole discretion shall determine.

                                    ARTICLE 5
                                  Purchase Fund

5.1 The Corporation shall make all reasonable efforts to purchase in each calendar quarter, commencing with the calendar quarter beginning on January 1, 1989, 1% of the 1983 R & D Series Shares outstanding at the close of business on December 31, 1988 at a price not exceeding the Redemption Price plus reasonable costs of purchase.

5.2 To the extent that, notwithstanding the making of all reasonable efforts, the Corporation is unable to purchase such number of 1983 R & D Series Shares in any calendar quarter, such purchase obligation shall carry forward to the succeeding calendar quarters in the same calendar year and to the extent not satisfied at the end of such calendar year shall thereupon be extinguished. The Corporation shall not be required to purchase any 1983 R & D Series Shares if and so long as such purchase would be contrary to any applicable law or to the provisions of Section 6.1. 1983 R & D Series Shares redeemed or purchased by the Corporation pursuant to Article 4 may be applied by the Corporation in the year of redemption as a credit against its purchase obligations in that year.

                                    ARTICLE 6
            Restrictions on Dividends, Issue and Retirement of Shares

6.1 So long as any of the 1983 R & D Series Shares are outstanding, the Corporation shall not, without the approval of the holders of 66 2/3% of the 1983 R & D Series Shares:

(a) declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the 1983 R & D Series Shares) on any shares of the Corporation ranking junior to the 1983 R & D Series Shares;

(b) redeem, purchase or make any capital distribution on or in respect of any shares ranking junior to the 1983 R & D Series Shares (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the 1983 R & D Series Shares);

(c) redeem, purchase or otherwise retire for value less than all of the 1983 R & D Series Shares;

(d) except pursuant to a purchase obligation or in connection with the exercise of a retraction privilege attaching to shares of the Corporation heretofore or hereafter issued, redeem, purchase or make any capital distribution on or in respect of any other shares of the Corporation ranking on a parity with the 1983 R & D Series Shares in respect of the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs; or

(e) issue any shares ranking prior to or on a parity with the 1983 R & D Series Shares, except any series of shares of the same class which the Corporation may be under an obligation, contingent or otherwise, to issue at the date of issue of the R & D Series Shares;

unless in each such case all dividends on the outstanding 1983 R & D Series Shares and on all other shares ranking on a parity with or in priority to the 1983 R & D Series Shares accrued up to and including the dividend payable on the last preceding date for payment of dividends on the

1983 R & D Series Shares and on all other shares ranking on a party with or in priority to the 1983 R & D Series Shares shall have been declared and paid or set apart for payment.

                                    ARTICLE 7
                                  Voting Rights

7.1 Except as provided by Section 7.2 and in the provisions attaching to the Preferred Shares as a class, the holders of 1983 R & D Series Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

7.2 If the Corporation from time to time fails to pay in aggregate eight quarterly cumulative preferential dividends on the 1983 R & D Series Shares on the dates on which the same should be paid, whether or not there are any monies of the Corporation properly applicable to the payment of dividends, then so long as any dividends on such shares remain in arrears, the Holders shall be entitled to receive notice of and to attend all meetings of the shareholders of the Corporation at which it is proposed that directors will be elected and shall be entitled at each such meeting to vote separately as a class to elect one director, if the number of directors of the Corporation is ten or less, or two directors, if the number of directors is more than ten. Under such circumstances, each Preferred Share, 1983 R & D Share shall carry one vote.

                                    ARTICLE 8
                                  Miscellaneous

8.1 The rights, privileges, restrictions and conditions attaching to the 1983 R & D Series Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 8.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

8.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding 1983 R & D Series Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding 1983 R & D Series Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the holders of a majority of the outstanding 1983 R & D Series Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each 1983 R & D Series Share held by him.

8.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder. The accidental failure to give notice to one or more of such Holders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 3 - $1.50 SERIES A CUMULATIVE CONVERTIBLE REDEEMABLE RETRACTABLE PREFERRED
-------------------------------------------------------------------------------
SHARES
------

A. The directors of the Corporation hereby fix the number of shares for the second series of the Preferred Shares at 871,581 shares;

B. The directors of the Corporation hereby determine that the designation of the second series of the Preferred Shares is $1.50 Series A Cumulative Convertible Redeemable Retractable Preferred Shares (hereinafter called the "Series A Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series A Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"cash dividend paid in the ordinary course" means cash dividends declared and payable on the Common Shares in any financial year of the Corporation to the extent that such dividends do not exceed the greater of (i) 100% of the consolidated net income of the Corporation, before extraordinary items, for the immediately preceding financial year of the Corporation as determined by the auditors of the Corporation in accordance with generally accepted accounting principles and (ii) 5% of the average value at which the Common Shares were carried in the capital stock account of the Corporation in the year;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Consolidated Net Tangible Assets" at any date means the total of the amount of assets of the Corporation and its subsidiaries shown on the most recent annual audited consolidated financial statements of the Corporation and its subsidiaries or, if more recent, unaudited quarterly consolidated financial statements of the Corporation and its subsidiaries, less all amounts shown thereon or reflected in such total amount of assets for goodwill, patents, amortization or deferral of debt discounts or debt or share issuance expenses, capitalized development or research and development expenditures, deferred income taxes, deferred foreign exchange gains or losses and other items of an intangible nature, and after deducting all liabilities of the Corporation and its subsidiaries other than contingent liabilities, as shown on such statements arrived at on a consolidated basis in accordance with generally accepted accounting principles in Canada, or determined in accordance with the guidelines of the Canadian Institute of Chartered Accountants in effect at the time such financial statements are published; provided that any changes in generally accepted accounting principles in Canada made subsequent to February 25, 1983 will be applied prospectively for the purpose of calculating Consolidated Net Tangible Assets;

"Conversion Price" at any date means $25.00 per share (being at a rate of 1.0 Common Shares per Series A Preferred Share) unless such price shall have been adjusted in accordance with the provisions of Section 3.4 in which event it shall mean the adjusted price in effect at such time;

"Current Market Price per Common Share" at any date means the weighted average closing price per Common Share at which the Common Shares have traded on The Toronto Stock Exchange during 20 consecutive trading days (on each of which at least 500 Common Shares were traded in board lots) ending on the fifth trading day before such date;

"Date of Conversion" has the meaning given to that expression in Section 3.2;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"Expiry Date" means November 1, 1989;

"Expiry Time" means 4:00 o'clock in the afternoon (Ottawa time) on the Expiry Date;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series A Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or a letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series A Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series A Preferred Shares setting forth the Redemption Price, the Current Market Price per Common Share, the Conversion Price (each as at the date of such notice), the place at which redemption is to take place, and, if part only of the Series A Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series A Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $25.00 per Series A Preferred Share plus accrued and unpaid dividends to and including the relevant Redemption Date;

"Retraction Date" means November 1, 1989 in the case of a redemption required pursuant to Section 7.1(a), and the 10th day following receipt of a Retraction Notice in the case of a redemption required pursuant to Section 7.1(b);

"Retraction Event" means the occurrence of any one or more of the following:

(a) the Corporation is in arrears in the payment of cumulative preferential dividends on the Series A Preferred Shares to the extent of four quarterly instalments of preferential dividends whether or not there are any monies of the Corporation properly applicable to the payment of dividends and whether or not declared;

(b) any breach of, failure to observe or perform, or default under, any provision of Sections 6.1 and 6.2 hereof; or

(c) the failure by the Corporation to pay the Retraction Price on the Retraction Date to a Holder who has exercised a retraction privilege set forth in Section 7.1;

"Retraction Price" means $25.00 per Series A Preferred Share plus accrued and unpaid dividends to and including the relevant Retraction Date;

"Shareholders' Equity" means, at any time, the aggregate of retained earnings or deficit and contributed surplus of the Corporation and its subsidiaries and the amount paid-up on issued and outstanding shares of the Corporation, as set forth from time to time on the Corporation's most-recent annual audited consolidated financial statements, or, if more recent, its unaudited quarterly consolidated financial statements, arrived at on a consolidated basis in accordance with generally accepted accounting principles in Canada, as determined in accordance with the guidelines of the Canadian Institute of Chartered Accountants in effect at the time such determination is made, less amounts that are deducted or excluded from the assets of the Corporation and its subsidiaries as shown or reflected in such financial statements in determining Consolidated Net Tangible Assets; provided, however, that any changes in generally accepted accounting principles made subsequent to February 25, 1983 will be applied prospectively for the purpose of calculating "Shareholders' Equity"; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series A Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series A Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon which any dividends on the Series A Preferred Shares are payable by the Corporation, or upon or by which any other action is required to be taken by the Corporation hereunder is not a Business Day, then such dividend shall be payable or such other action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                                    Dividends

2.1 The Holders shall be entitled to receive, and, subject to Section 2.3, the Corporation shall pay, as and when declared by the Directors out of moneys of the Corporation available for the payment of dividends, fixed cumulative preferential cash dividends at the rate of $1.50 per Series A Preferred Share per annum accruing in the case of each such share from the date of issue and payable in equal quarterly instalments of $0.375 on the last day of March, June, September and December in each year with the first such dividend to be paid, if declared, on the first such payment date after the date of issue. Cheques drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank shall be issued in respect of such dividends to the

Holders entitled thereto. If on any dividend payment date dividends payable on such date are not paid in full on all the Series A Preferred Shares then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates as determined by the Directors. The Holders shall not be entitled to any dividends other than or in excess of the cash dividends herein provided for. A dividend which is represented by a cheque which has not been presented for payment within six years after it was issued or that otherwise remains unclaimed for a period of six years from the date it was declared to be payable and set apart for payment shall be forfeited to the Corporation.

2.2 The amount of the dividend for any period which is less than a full calendar quarter with respect to any Series A Preferred Share:

(a) which is issued, redeemed, purchased or converted; or

(b) where assets of the Corporation are distributed to the Holders pursuant to the conditions in that respect attaching to the Preferred Shares as a class;

shall be equal to the amount rounded to the nearest 1/100th of one cent calculated by multiplying $0.375 by a fraction of which the numerator is the number of days in such quarter such share has been outstanding (including the dividend payment date at the beginning of such quarter if such share was outstanding on that date and excluding the dividend payment date at the end of such quarter if such share was outstanding on that date or the date on which such dividend became payable, as the case may be) and the denominator is the number of days in such quarter (including the dividend payment date at the beginning thereof and excluding the dividend payment date at the end thereof).

2.3 Dividend payments shall be adjusted to avoid payments of a fraction of a cent.

2.4 (1) In lieu of the dividends payable in cash pursuant to Section 2.1 and subject to the provisions of this Section and Section 6.3, the Corporation shall be entitled, at its election from time to time to issue out of authorized but unissued Common Shares, on the dividend payment dates referred to in Section 2.1, Common Shares at the current market value equal in aggregate to the amount of the cash dividend otherwise payable.

(2) In lieu of the dividends payable in cash pursuant to Section 2.1, Holders who are resident in Canada and such other jurisdictions, if any, as may be determined by the Directors shall be entitled to elect to receive from time to time, and if such election is made the Corporation shall issue out of authorized but unissued Common Shares, on the dividend payment dates referred to in Section 2.1, fixed cumulative preferential dividends in the form of Common Shares at the current market value equal in aggregate to the amount of the cash dividend otherwise payable. The election to receive stock dividends in lieu of cash dividends provided for in this subsection may be made by a Holder delivering to the transfer agent and registrar an "Election to Receive Stock Dividends" in such form as shall be prescribed by the Directors (copies of which form will be available at the principal transfer officers of the transfer agent and registrar), duly completed and signed by the Series A Holder and shall specify the number of Series A Preferred Shares in respect of which such election is made. All questions as to the form and validity of any "Election to Receive Stock Dividends" will be determined by the transfer agent and registrar. If an "Election to Receive Stock Dividends" has been received by the transfer agent and registrar from a Holder, on any subsequent record date ("record date" in respect of any dividend declared by the

Directors means the date fixed by the Directors for the purpose of determining Holders entitled to receive payment of such dividend) for dividends payable pursuant to Section 2.1, such Holder shall be deemed to have elected and shall be entitled to receive fixed cumulative preferential dividends in the form of Common Shares on such Series A Preferred Shares in lieu of the cash dividends payable pursuant to Section 2.1 on such Series A Preferred Shares until such Holder shall deliver to the transfer agent and registrar a "Revocation of Election to Receive Stock Dividends" in such form as shall be prescribed by the Directors (copies of which form will be available at the aforesaid offices of the transfer agent and registrar) duly completed and signed by the Holder. A Holder who has delivered a "Revocation of Election to Receive Stock Dividends" shall, on any subsequent record date for dividends payable pursuant to Section 2.1, be entitled to receive, subject to the provisions of Section 2.4(1), the cash dividends payable pursuant to Section 2.1 on his Series A Preferred Shares until such Holder shall again elect to receive stock dividends in lieu of such cash dividends pursuant to this subsection, in which event all of the provisions of this subsection shall again apply.

Notwithstanding the foregoing, the Company shall not be obligated to issue any fixed cumulative preferential dividends in the form of Common Shares in lieu of the cash dividends payable pursuant to Section 2.1 if and to the extent that such issuance would be contrary to any provision contained in any instrument evidencing indebtedness of the Corporation or to any applicable law.

(3) All Common Shares issued as stock dividends pursuant to this Section shall be and be deemed to be fully paid and non-assessable and issuance thereof to the Holders entitled thereto shall satisfy such dividends.

(4) The manner of determination of the current market value of a Common Share shall be prescribed by resolution of the Directors. The current market value of a Common Share for the purpose of calculating the number of Common Shares to be issued as stock dividends on any dividend payment date shall be determined as being equal to the Current Market Price per Common Share as at the date that is five Business Days immediately preceding the dividend payment date (excluding such dividend payment date) for the payment of such dividends.

(5) In the event that a Holder shall be entitled to a fraction of a Common Share as a stock dividend, the Company shall in lieu thereof pay the cash equivalent for such fraction.

2.5 The Holders as of the record date for any dividend declared to be payable on the Series A Preferred Shares shall be entitled to such dividend notwithstanding that such share is converted after such record date and before the payment date of such dividend and the registered holder of any share issued upon conversion of a Series A Preferred Share shall be entitled to any dividend declared to be payable to holders of such shares of record on any date after the Date of Conversion. Subject as aforesaid, upon the conversion of any Series A Preferred Share the Corporation shall make no payment or adjustment on account of any dividends on the Series A Preferred Share so converted or on account of any dividends on the Common Shares issuable upon such conversion.

                                    ARTICLE 3
                          Conversion into Common Shares

3.1 Each Series A Preferred Share shall be convertible at any time up to but not after the close of business on the Expiry Date into fully paid and non-assessable Common Shares on the basis of the quotient obtained by dividing $25.00 by the Conversion Price.

3.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar for the Common Shares the respective certificates representing such Series A Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such holder stating that he elects to convert such Series A Preferred Shares at the Conversion Price. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series A Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series A Preferred Shares, the signature of such Holder on such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series A Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series A Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series A Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series A Preferred Shares and provision shall be made in respect of any fraction of a share as provided in Section 3.3. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the holder of such Series A Preferred Shares as such holder shall, subject to the provisions of Section 3.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares of the Corporation shall be closed shall be effective to constitute the person or persons entitled to receive the Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open and such conversion shall be at the Conversion Price in effect at the close of business on such next succeeding day.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series A Preferred Shares which are to be converted, the holder thereof shall be entitled to receive, without expense to such holder, one or more new certificates for the number of unconverted Series A Preferred Shares represented by the certificate surrendered.

3.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series A Preferred Share. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any Series A Preferred Share, the Corporation shall issue or cause to be issued to the holder of such surrendered Series A Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or, if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

3.4 The Conversion Price and the number of Common Shares into which each Series A Preferred Share may be converted shall be subject to adjustment from time to time as follows:

(1) If and whenever at any time prior to the Expiry Time the Corporation shall
(i) issue Common Shares to the holders of all or substantially all of its Common Shares by way of a stock dividend (other than the issue of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course), (ii) subdivide its outstanding Common Shares into a greater number of shares, or
(iii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Price shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the record date for such dividend or the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of (or, in the case of a dividend or distribution referred to in clause (i) above, in addition to) the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such dividend, distribution, subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Any dividend or distribution on the Common Shares of the Corporation in Common Shares shall be deemed to have been issued or made immediately prior to the time of the record date for such dividend or distribution for purposes of calculating the number of outstanding Common Shares under subsections (2) and (3) below. Such adjustments shall be made successively whenever any event listed above shall occur.

(2) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the issuance of options, rights or warrants to the holders of all or substantially all of its

Common Shares entitling them, for a period expiring not more than 75 days after such record date, to subscribe for or purchase Common Shares (or securities convertible or exchangeable into Common Shares, other than Series A Preferred Shares) at a price per share (or having a conversion or exchange price per share) which is less than 95% of the Current Market Price per Common Share on such record date, the Conversion Price shall be and be deemed to be adjusted immediately after the close of business on such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding at the close of business on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares so offered (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered) by such Current Market Price per Common Share and of which the denominator shall be the total number of Common Shares outstanding at the close of business on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible or exchangeable securities so offered are convertible or exchangeable, as the case may be). Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such record date is fixed. To the extent that such options, rights or warrants are not so issued or such option, rights or warrants are not exercised prior to the expiration thereof, the Conversion Price shall thereupon be readjusted in accordance with the foregoing determination to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible or exchangeable into Common Shares) actually delivered upon the exercise of such options, rights or warrants.

(3) If and whenever at any time prior to the Expiry Time the Corporation shall fix a record date for the making of a distribution to the holders of all or substantially all of its Common Shares of (i) shares of any class other than Common Shares whether of the Corporation or any other corporation (other than shares distributed to the holders of Common Shares as a stock dividend in lieu of a cash dividend paid in the ordinary course) or (ii) evidences of its indebtedness or (iii) assets (other than as a cash dividend paid in the ordinary course) or (iv) of options, rights or warrants (excluding those referred to in subsection (2) above), then in each such case the Conversion Price shall be and be deemed to be adjusted immediately after the close of business on such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding at the close of business on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors, whose determination shall be conclusive) of said shares or evidences of indebtedness or assets or options, rights or warrants so distributed, and of which the denominator shall be the total number of Common Shares outstanding at the close of business on such record date multiplied by such Current Market Price per Common Share. Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Conversion Price shall thereupon be readjusted in accordance with the foregoing determination to the Conversion Price which would then be in effect based upon the fair market value of said shares or evidences of indebtedness or assets or options, rights or warrants actually distributed.

(4) No adjustments of the Conversion Price shall be made pursuant to clause (i) of subsection (1) or pursuant to subsections (2) and (3) above if the Holders are permitted to participate in such dividend or distribution on the Common Shares in Common Shares or in the issue of such options, rights, warrants or such distribution, as the case may be, as though and to the same effect as if they had converted their Series A Preferred Shares into Common Shares prior to the record date for such dividend or distribution or the issue of such options, rights or warrants or such distribution, as the case may be.

(5) In any case in which this Section shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Holder of any Series A Preferred Shares converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (ii) delivering to such holder a scrip certificate or certificates in lieu of any fractional interest to which he is entitled pursuant to Section 3.3; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's rights to receive such additional Common Shares and scrip certificate or certificates, upon the occurrence of the event requiring such adjustment.

(6) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments which by reason of this subsection (6) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

3.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Price as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Price after such adjustment and the event requiring such adjustment.

3.6 In the event that the Corporation shall determine to:

(1) declare on its Common Shares any cash dividend per share which when added to the sum of the last four cash dividends per share paid on its Common Shares would exceed the sum of such last four cash dividends per share by more than 50%;

(2) declare on its Common Shares any dividends payable in shares of the Corporation (other than a stock dividend in lieu of a cash dividend paid in the ordinary course) or make any other distribution on its Common Shares (other than a cash dividend);

(3) offer for subscription pro rata to the holders of all or substantially all of its Common Shares any additional securities or shares of any class convertible into or exchangeable for Common Shares or issue any other options, rights or warrants to all or substantially all of such holders;

(4) effect a reclassification or change of the Common Shares of the nature referred to in Section 3.7 or an amalgamation or merger of the Corporation with or into any other corporation or a sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or

(5) proceed with a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in each such case, the Corporation shall give notice to each Holder of the action proposed to be taken and the date on which (a) the books of the Corporation shall close or a record shall be taken for such dividend, distribution, subscription rights or other options, rights or warrants, or (b) such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up shall take place, as the case may be, provided that the Corporation shall only be required to specify in such notice such particulars of such action as shall have been fixed and determined at the date on which such notice is given. Such notice shall also specify the date as of which the holders of Common Shares of record shall participate in such dividend, distribution, subscription rights or other options, rights or warrants, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, change, amalgamation, merger, sale, transfer or other disposition, dissolution, liquidation or winding-up as the case may be. Such written notice shall be given, with respect to the actions described in subsections (1), (2) and (3) above, not less than 15 days and, with respect to the actions described in subsections (4) and (5) above, not less than 30 days, in each case prior to the record date or the date on which the Corporation's transfer books are to be closed with respect thereto.

3.7 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation), or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series A Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series A Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 3.7 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

3.8 All Series A Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

3.9 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Price, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

3.10 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series A Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 4
                             Redemption and Purchase

4.1 Subject to the provisions of Section 4.2, the Corporation may not redeem any Series A Preferred Shares prior to the Expiry Date. Thereafter, subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series A Preferred Shares in whole at any time or in part from time to time by lot or in such manner as the Directors shall determine on payment for each such share to be redeemed of the Redemption Price.

4.2 If the Current Market Price per Common Share on the date Notice of Redemption is given is greater than 125% of the Conversion Price, the Corporation may, at its option, after May 1, 1986 redeem the Series A Preferred Shares in whole or in part from time to time by lot in such manner as the directors shall determine on payment for each such share to be redeemed of the Redemption Price. The Corporation shall on such date file with the transfer agent and registrar a certificate under the hand of its chief financial officer certifying as to the Current Market Price per Common Share and the Conversion Price then in effect.

4.3 A Notice of Redemption shall be given by the Corporation not less than 30 days prior to the date fixed for redemption to each Holder of Series A Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series A Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series A Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series A Preferred Shares called for redemption shall cease to be entitled to dividends or to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series A Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

4.4 Subject to the provisions of any applicable law and to Article 5, the Corporation may, in addition to its right to redeem Series A Preferred Shares as provided above, purchase at any time all or from time to time any number of the outstanding Series A Preferred Shares in the open market or pursuant to tenders received by the Corporation upon invitation for tenders addressed to all Holders at the lowest price or prices at which in the opinion of the Directors such shares are obtainable but not exceeding the Redemption Price plus reasonable costs of purchase. If upon any invitation for tenders, the Corporation receives tenders for Series A Preferred Shares at the same price in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the shares to be purchased shall be selected from the shares offered at such price as nearly as may be pro rata, disregarding fractions, according to the number of Series A Preferred Shares offered in each such tender, in such manner as the Directors in their sole discretion shall determine.

                                    ARTICLE 5
                                  Purchase Fund

5.1 The Corporation shall make all reasonable efforts to purchase in each calendar quarter, commencing with the calendar quarter beginning on January 1, 1990, 1% of the Series A Preferred Shares outstanding at the close of business on the Expiry Date at a price not exceeding the Redemption Price plus reasonable costs of purchase.

5.2 To the extent that, notwithstanding the making of all reasonable efforts, the Corporation is unable to purchase such number of Series A Preferred Shares in any calendar quarter, such purchase obligation shall carry forward to the succeeding calendar quarters in the same calendar year and to the extent not satisfied at the end of such calendar year shall thereupon be extinguished. The Corporation shall not be required to purchase any Series A Preferred Shares if and so long as such purchase would be contrary to any applicable law or to the provisions of Article 6 hereof. Series A Preferred Shares redeemed or purchased by the Corporation pursuant to Article 4 may be applied by the Corporation in the year of redemption as a credit against its purchase obligations in that year.

                                    ARTICLE 6
            Restrictions on Dividends, Issue and Retirement of Shares

6.1 So long as any of the Series A Preferred Shares are outstanding, the Corporation shall not, without the approval of the holders of 66 2/3% of the Series A Preferred Shares:

(a) declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Series A Preferred Shares) on any shares of the Corporation ranking junior to the Series A Preferred Shares;

(b) redeem, purchase or make any capital distribution on or in respect of any shares ranking junior to the Series A Preferred Shares (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Series A Preferred Shares);

(c) redeem, purchase or otherwise retire for value less than all of the Series A Preferred Shares; or

(d) except pursuant to a purchase obligation or in connection with the exercise of a retraction privilege attaching to shares of the Corporation heretofore or hereafter issued, redeem, purchase or make any capital distribution on or in respect of any other shares of the Corporation ranking on a parity with the Series A Preferred Shares in respect of the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs;

unless in each such case (i) all dividends on the outstanding Series A Preferred Shares and on all other shares ranking on a parity with or in priority to the Series A Preferred Shares accrued up to and including the dividend payable on the last preceding date for payment of dividends on the Series A Preferred Shares and on all other shares ranking on a party with or in priority to the Series A Preferred Shares shall have been declared and paid or set apart for payment, (ii) the Corporation is not in default in payment of the Retraction Price to a Holder who has exercised the retraction privilege pursuant to Article 7, (iii) the Corporation has not received a Retraction Notice pursuant to
Section 7.1(b) in respect of which the Retraction Price has not then been paid, and (iv) immediately after such action, Shareholders' Equity is not less than $225,000,000.

6.2 So long as any of the Series A Preferred Shares are outstanding the Corporation will not, except with the approval of the holders of 66 2/3% of the Series A Preferred Shares, create or issue any shares ranking prior to or on a parity with the Series A Preferred Shares unless immediately after such action, Consolidated Net Tangible Assets are at least equal to two times the amount of the stated capital of the Series A Preferred Shares and all shares ranking prior to or on a parity with the Series A Preferred Shares.

6.3 Notwithstanding Section 2.4, the Corporation shall not be entitled to issue Common Shares in lieu of dividends payable in cash pursuant to Section 2.4 unless such Common Shares to be issued under such section are, at the time of issue thereof, (i) listed for trading on The Toronto Stock Exchange and (ii) tradeable by a Holder on such stock exchange free from any registration or qualification requirement or resale restriction (other than a resale restriction affecting a Holder by reason of the number of Series A Preferred Shares and other securities of the Corporation held by such holder or such holder being in a special relationship with the Corporation).

                                    ARTICLE 7
                                   Retraction

7.1 Each Holder shall be entitled to elect that the Corporation redeem, at the Retraction Price, all of the Series A Preferred Shares held by such Holder:

(a) on the Expiry Date; and

(b) on the 10th day following receipt by the Corporation of a written notice (hereinafter called a "Retraction Notice") from that holder certifying that a Retraction Event occurred.

7.2 The Corporation shall, not more than 60 days and not less than 30 days prior to the Expiry Date, give written notice of the right provided for in paragraph
(a) of Section 7.1 hereof to the Holders. Such notice shall set out the Retraction Price and particulars of the procedure to be followed by any Holder wishing to exercise such right, including the time, place and manner of exercise of such right as hereinafter set out. A Holder who elects to have the Corporation redeem all or any part of the Series A Preferred Shares registered in the name of such Holder must, prior to the close of business on the Expiry Date, deposit the certificate or certificates representing the Series A Preferred Shares which such Holder desires to have redeemed with transfer agent and registrar and must, at the time of such deposit, have signified his election and the number of shares which he desires to have redeemed by (i) completing the Holder's election in the panel, if any, contained on the certificates for Series A Preferred Shares or (ii) completing and depositing concurrently with the deposit of certificates referred to above a notice of election in the form provided for that purpose by the Corporation.

7.3 Subject to Section 7.4 hereof, the Corporation shall redeem on the Retraction Date the number of Series A Preferred Shares for which certificates have been deposited and with respect to which the Holders have signified their election as aforesaid by paying to the Holders entitled thereto the Retraction Price. Such payment shall be made by cheque payable at par at any branch in Canada of the Corporation's bankers. The Series A Preferred Shares in respect of which such payment is made shall be deemed to have been redeemed on the Retraction Date and the holders thereof shall cease to be entitled to dividends or to exercise any of the rights of holders thereof, unless payment of the Retraction Price is not made as aforesaid, in which event the rights of the holders of such shares shall remain unimpaired.

7.4 If the redemption by the Corporation of all Series A Preferred Shares required to be redeemed on the Retraction Date would be contrary to applicable law, the Corporation shall be obligated to redeem only the maximum number of Series A Preferred Shares (rounded to the next lower multiple of 1,000 shares) which the Corporation is then permitted to redeem. Such redemptions will be made on a pro rata basis as nearly as may be possible, disregarding fractions, in proportion to the number of Series A Preferred Shares deposited for redemption by each such holder.

7.5 If the redemption by the Corporation of all Series A Preferred Shares required to be redeemed on the Retraction Date under Section 7.4 hereof would be contrary to applicable law, then the Corporation shall redeem on a pro rata basis in the manner contemplated by Section 7.4 hereof on each dividend payment date thereafter the number of such Series A Preferred Shares (rounded, except for the final redemption of any number of shares less than 1,000, to the next lower multiple of 1,000 shares) as the Corporation is then permitted to redeem until all such Series A Preferred Shares have been redeemed.

7.6 Upon any redemption of part but not all Series A Preferred Shares represented by any certificate(s) deposited as aforesaid, the Corporation shall issue to the Holder a new certificate representing the number of Series A Preferred Shares not redeemed and remaining outstanding.

7.7 The election of any Holder to require the Corporation to redeem any Series A Preferred Shares shall be irrevocable upon receipt by the transfer agent and registrar of the certificates for the shares to be redeemed and the signification of election of the Holder as aforesaid.

                                    ARTICLE 8
                        Conversion into a Further Series

8.1 For the purposes of these rights, privileges, restrictions and conditions:

(i) "Earlier Series" means the Series A Preferred Shares;

(ii) "Further Series" means any series of the Preferred Shares other than the Earlier Shares if designated by the Corporation.

8.2 The Corporation may, at its option, designate a Further Series for the purposes of this Article 8, provided that the Corporation shall not issue any such Further Series unless:

(i) the Corporation shall obtain an amendment to its Articles determining the designation and the rights, privileges, restrictions and conditions of such series and fixing the number of shares in such series as a number at least equal to the number of shares of the Earlier Series outstanding at the close of business on the day prior to the effective date of the Articles of Amendment designating such series;

(ii) the rights, privileges, restrictions and conditions attaching to the Further Series shall be, mutatis mutandis, the same in all material respects as the rights, privileges, restrictions and conditions attaching to the Earlier Series, except that:

(a) the rate of dividends on the Further Series may be greater or less than the rate of dividends on the Earlier Series;

(b) a period may be established during which the shares of a Further Series will not be redeemable at the option of the Corporation;

(c) a redemption price or scale of redemption prices may be established for each Further Series for any period or periods higher than the Redemption Price or scale of redemption prices applicable to the Earlier Series for any such period or periods;

(d) there need not be a conversion privilege attaching to the Further Series;
and

(e) any right, privilege, restriction or condition attaching to the Earlier Series which, at the time of designation of a Further Series, has expired or become ineffective need not be attached to that Further Series;

(iii) the Corporation shall, at the time of designation of a Further Series, have used or use its best efforts to qualify the shares of that Further Series for distribution or distribution to the public, as the case may be, in all provinces of Canada in which there are holders of shares of the Earlier Series whose addresses appear in the books of the Corporation to be in such provinces or in which there is a stock exchange upon which shares of the Earlier Series are listed unless, with respect to any province, the Corporation shall have received an opinion of counsel to the effect that the conversion of the Earlier Series into a Further Series and the subsequent trading of shares of the Further Series by the holders thereof are exempt from the requirements of the securities laws of such province restricting the distribution or distribution to the public, as the case may require, of securities; and

(iv) the Corporation shall, at the time of designation of a Further Series, have used or use its best efforts to have such Further Series listed on each stock exchange on which the Earlier Series is listed at such time.

The Corporation shall be entitled but not required to rely on an opinion of counsel with respect to its compliance with any one or more of the foregoing conditions.

8.3 (a) If the Corporation has designated a Further Series and is entitled to issue such series, then so long as any shares of the Earlier Series remain outstanding a holder of shares of the Earlier Series shall have the right, at his option, to convert the shares of the Earlier Series into fully-paid and non-assessable shares of the Further Series on a share-for-share basis, at any time on and after the date on which the Articles of Amendment designating the Further Series become effective and on or before the earlier of:

(i) the close of business on the third business day prior to the Redemption Date for the Earlier Series; or

(ii) the close of business on the day prior to the date upon which the election of the holder to require the Corporation to redeem the Earlier Series becomes irrevocable;

as the case may be.

(b) If a holder of any shares of the Earlier Series exercises the right of conversion attaching thereto, between the time when the Company gives notice of redemption affecting any of the shares registered in the name of that holder and the close of business on the third business day prior to the Redemption Date, the holder shall be deemed to have exercised such right of conversion first with respect to a number of shares up to the number of shares of that holder so called for redemption and thereafter with respect to the balance, if any, of the shares of which that holder has elected to convert, unless at the time of exercise of such right of conversion the holder has given written instructions to the contrary to the transfer agent and registrar.

8.4 (a) The conversion right provided for in this Article 8 may be exercised by notice in writing given to the transfer agent and registrar, accompanied by the certificate or certificates representing the shares of the Earlier Series in respect of which the holder thereof desires to exercise such right of conversion. The notice shall be signed by such holder and shall specify the number of shares of the Earlier Series which the holder desires to have converted and the name or names in which the shares resulting from such conversion are to be registered. If less than all of the shares of the Earlier Series represented by any certificate or certificates accompanying any such notice are to be converted, the holder shall be entitled to receive a new certificate without charge representing the shares of the Earlier Series comprised in the certificate or certificates surrendered as aforesaid which are not to be converted. Upon the conversion of any shares of the Earlier Series there shall be no payment or adjustment by the Corporation or by any holder of shares of the Earlier Series on account of any dividends either on the shares of the Earlier Series so converted or on the shares of a Further Series resulting from such conversion. On any conversion of shares of the Earlier Series the share certificates representing shares resulting therefrom shall be issued in the name of the registered holder of the shares of the Earlier Series converted or, subject to payment by the registered holder of any stock transfer or other applicable taxes, in such name or names as such registered holder may direct in writing (either in the notice above referred to or otherwise).

(b) The right of a registered holder of shares of the Earlier Series to convert the same into shares of a Further Series shall be deemed to have been exercised, and the registered holder of the shares of the Earlier Series to be converted (or any person or person in whose name or names such registered holder of shares of the Earlier Series shall have directed the issuance of further certificates) shall be deemed to have become a holder of the Further Series specified of record for all purposes on the later of the date of surrender of the certificates representing the shares of the Earlier Series to be converted together with the notice in writing referred to in subsection (a) of this Section, or the date upon which such right may first be exercised pursuant to
Section 8.3, notwithstanding any delay in the delivery of the certificates representing the shares of a Further Series into which such shares of the Earlier Series have been converted.

8.5 The Further Series shall not be reclassified, consolidated, sub-divided, converted, exchanged for shares of another class or series, nor shall the rights, privileges, restrictions and conditions attaching thereto be otherwise changed, except with the approval of the holders of the Earlier Series given as specified in Article 10.3.

8.6 Except in connection with the exercise of a conversion right attaching to the Earlier Series to convert into a Further Series, the Corporation shall not issue any shares of a Further Series.

                                    ARTICLE 9
                                  Voting Rights

9.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the holders of Series A Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                   ARTICLE 10
                                  Miscellaneous

10.1 The rights, privileges, restrictions and conditions attaching to the Series A Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 10.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

10.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding Series A Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series A Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series A Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series A Preferred Share held by him.

10.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 4 - SERIES B CONVERTIBLE REDEEMABLE PREFERRED SHARES
---------------------------------------------------------

A. The directors of the Corporation hereby fix the number of shares for the third series of the Preferred Shares at 631,400 shares;

B. The directors of the Corporation hereby determine that the designation of the third series of the Preferred Shares is Series B Convertible Redeemable Preferred Shares (hereinafter called the "Series B Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series B Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Rate" at any date means one Common Share per Series B Preferred Share unless such rate has been adjusted in accordance with the provisions of
Section 2.4;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series B Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or a letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series B Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series B Preferred Shares setting forth the Redemption Price, the place at which redemption is to take place, and, if part only of the Series B Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series B Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $8.07 per Series B Preferred Share; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series B Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series B Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon or by which any action is required to be taken by the Corporation is not a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                          Conversion into Common Shares

2.1 Each Series B Preferred Share shall be convertible at any time up to but not after the close of business on September 6, 1989 into fully paid and non-assessable Common Shares on the basis of one Common Share for each Series B Preferred Share in respect of which the conversion privilege is exercised.

2.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar the respective certificates representing such Series B Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such holder stating that he elects to convert such Series B Preferred Shares. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series B Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series B Preferred Shares, the signature of such Holder on such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series B Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series B Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series B Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series B Preferred Shares. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the holder of such Series B Preferred Shares as such holder shall, subject to the provisions of Section 2.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares shall be closed shall be effective to constitute the person or persons entitled to receive the

Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series B Preferred Shares which are to be converted, the holder thereof shall be entitled to receive, without expense to such holder, one or more new certificates for the number of unconverted Series B Preferred Shares represented by the certificate surrendered.

2.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series B Preferred Share. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any Series B Preferred Share, the Corporation shall issue or cause to be issued to the holder of such surrendered Series B Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or, if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

2.4 The Conversion Rate and the number of Common Shares into which each Series B Preferred Share may be converted shall be subject to adjustment from time to time if and whenever at any time prior to September 6, 1989 the Corporation shall (i) subdivide its outstanding Common Shares into a greater number of shares, or (ii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Rate shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Such adjustments shall be made successively whenever any event listed above shall occur.

2.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Rate as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Rate after such adjustment and the event requiring such adjustment.

2.6 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation), or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series B Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series B Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 2.6 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

2.7 All Series B Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

2.8 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Rate, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

2.9 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series B Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 3
                                   Redemption

3.1 Subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series B Preferred Shares in whole at any time or in part from time to time in such manner as the Directors shall determine on payment of the Redemption Price for each such share to be redeemed.

3.2 A Notice of Redemption shall be given by the Corporation not less than 15 days prior to the date fixed for redemption to each Holder of Series B Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series B Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series B Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series B Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series B Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

                                    ARTICLE 4
                                  Voting Rights

4.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the holders of Series B Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                    ARTICLE 5
                                  Miscellaneous

5.1 The rights, privileges, restrictions and conditions attaching to the Series B Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 5.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

5.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding Series B Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series B Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series B Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series B Preferred Share held by him.

5.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 5 - SERIES C CONVERTIBLE REDEEMABLE PREFERRED SHARES
---------------------------------------------------------

A. The directors of the Corporation hereby fix the number of shares for the fourth series of the Preferred Shares at 800,000 shares;

B. The directors of the Corporation hereby determine that the designation of the third series of the Preferred Shares is Series C Convertible Redeemable Preferred Shares (hereinafter called the "Series C Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series C Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Rate" at any date means one Common Share per Series C Preferred Share unless such rate has been adjusted in accordance with the provisions of
Section 2.4;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series C Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or a letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series C Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series C Preferred Shares setting forth the Redemption Price, the place at which redemption is to take place, and, if part only of the Series C Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series C Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $8.07 per Series C Preferred Share; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series C Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series C Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon or by which any action is required to be taken by the Corporation hereunder is not a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                          Conversion into Common Shares

2.1 Each Series C Preferred Share shall be convertible at any time up to but not after the close of business on September 6, 1989 into fully paid and non-assessable Common Shares on the basis of one Common Share for each Series C Preferred Share in respect of which the conversion privilege is exercised.

2.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar the respective certificates representing such Series C Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such holder stating that he elects to convert such Series C Preferred Shares. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series C Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series C Preferred Shares, the signature of such Holder on such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series C Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series C Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series C Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series C Preferred Shares. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the holder of such Series C Preferred Shares as such holder shall, subject to the provisions of Section 2.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares shall be closed shall be effective to constitute the person or persons entitled to receive the

Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series C Preferred Shares which are to be converted, the holder thereof shall be entitled to receive, without expense to such holder, one or more new certificates for the number of unconverted Series C Preferred Shares represented by the certificate surrendered.

2.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series C Preferred Share. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any Series C Preferred Share, the Corporation shall issue or cause to be issued to the holder of such surrendered Series C Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or, if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

2.4 The Conversion Rate and the number of Common Shares into which each Series C Preferred Share may be converted shall be subject to adjustment from time to time if and whenever at any time prior to September 6, 1989 the Corporation shall (i) subdivide its outstanding Common Shares into a greater number of shares, or (ii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Rate shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Such adjustments shall be made successively whenever any event listed above shall occur.

2.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Rate as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Rate after such adjustment and the event requiring such adjustment.

2.6 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation), or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series C Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series C Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 2.6 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

2.7 All Series C Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

2.8 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Rate, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

2.9 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series C Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 3
                                   Redemption

3.1 Subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series C Preferred Shares in whole at any time or in part from time to time in such manner as the Directors shall determine on payment of the Redemption Price for each such share to be redeemed.

3.2 A Notice of Redemption shall be given by the Corporation not less than 15 days prior to the date fixed for redemption to each Holder of Series C Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series C Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series C Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series C Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provisions, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series C Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

                                    ARTICLE 4
                                  Voting Rights

4.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the holders of Series C Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                    ARTICLE 5
                                  Miscellaneous

5.1 The rights, privileges, restrictions and conditions attaching to the Series C Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 5.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

5.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding Series C Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series C Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being not less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series C Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series C Preferred Share held by him.

5.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 6 - SERIES D CONVERTIBLE REDEEMABLE PREFERRED SHARES
---------------------------------------------------------

A. The directors of the Corporation hereby fix the number of shares for the fifth series of the Preferred Shares at 272,700 shares;

B. The directors of the Corporation hereby determine that the designation of the fifth series of the Preferred Shares is Series D Convertible Redeemable Preferred Shares (hereinafter called the "Series D Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series D Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Rate" at any date means one Common Share per Series D Preferred Share unless such rate has been adjusted in accordance with the provisions of
Section 2.4;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series D Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series D Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series D Preferred Shares setting forth the Redemption Price, the place at which redemption is to take place, and, if part only of the Series D Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series D Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $6.25 per Series D Preferred Share; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series D Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series D Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon or by which any action is required to be taken by the Corporation hereunder is not a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                          Conversion into Common Shares

2.1 Each Series D Preferred Share shall be convertible at any time up to but not after the close of business on May 19, 1991, into fully paid and non-assessable Common Shares on the basis of one Common Share for each Series D Preferred Share in respect of which the conversion privilege is exercised.

2.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar the respective certificates representing such Series D Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such Holder stating that he elects to convert such Series D Preferred Shares. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series D Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series D Preferred Shares, the signature of such Holder of such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series D Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series D Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series D Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series D Preferred Shares. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder of such Series D Preferred Shares as such Holder shall, subject to the provisions of Section 2.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares shall be closed shall be effective to constitute the person or persons entitled to receive the

Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series D Preferred Shares which are to be converted, the Holder thereof shall be entitled to receive, without expense to such Holder, one or more new certificates for the number of unconverted Series D Preferred Shares represented by the certificate surrendered.

2.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series D Preferred Share. If any fractional interest in a Common Share would, except for the provision of this Section, be deliverable upon the conversion of any Series D Preferred Share, the Corporation shall issue or cause to be issued to the Holder of such surrendered Series D Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the Directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

2.4 The Conversion Rate and the number of Common Shares into which each Series D Preferred Share may be converted shall be subject to adjustment from time to time if and whenever at any time prior to May 19, 1991 the Corporation shall (i) subdivide its outstanding Common Shares into a greater number of shares, or (ii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Rate shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right any time on or after such record date or effective date, in lieu of the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Such adjustments shall be made successively whenever any event listed above shall occur.

2.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Rate as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Rate after such adjustment and the event requiring such adjustment.

2.6 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation, or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series D Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series D Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 2.6 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

2.7 All Series D Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

2.8 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Rate, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

2.9 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series D Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 3
                                   Redemption

3.1 Subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series D Preferred Shares in whole at any time or in part from time to time in such manner as the Directors shall determine on payment of the Redemption Price for each such share to be redeemed.

3.2 A Notice of Redemption shall be given by the Corporation not less than 15 days prior to the date fixed for redemption to each Holder of Series D Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series D Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series D Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series D Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provision, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series D Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

                                    ARTICLE 4
                                  Voting Rights

4.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the Holders of Series D Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                    ARTICLE 5
                                  Miscellaneous

5.1 The rights, privileges, restrictions and conditions attaching to the Series D Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 5.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

5.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days notice, at which the Holders of a majority of the outstanding Series D Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series D Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series D Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series D Preferred Share held by him.

5.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 7 - SERIES E CONVERTIBLE REDEEMABLE PREFERRED SHARES
---------------------------------------------------------

A. The directors of the Corporation hereby fix the number of shares for the sixth series of the Preferred Shares at 149,600 shares;

B. The directors of the Corporation hereby determine that the designation of the sixth series of the Preferred Shares is Series E Convertible Redeemable Preferred Shares (hereinafter called the "Series E Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series E Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Rate" at any date means one Common Share per Series E Preferred Share unless such rate has been adjusted in accordance with the provisions of
Section 2.4;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series E Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series E Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series E Preferred Shares setting forth the Redemption Price, the place at which redemption is to take place, and, if part only of the Series E Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series E Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $7.00 per Series E Preferred Share; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series E Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series E Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon or by which any action is required to be taken by the Corporation hereunder is not a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                          Conversion into Common Shares

2.1 Each Series E Preferred Share shall be convertible at any time up to but not after the close of business on May 20, 1992, into fully paid and non-assessable Common Shares on the basis of one Common Share for each Series E Preferred Share in respect of which the conversion privilege is exercised.

2.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar the respective certificates representing such Series E Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such Holder stating that he elects to convert such Series E Preferred Shares. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series E Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series E Preferred Shares, the signature of such Holder of such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series E Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series E Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series E Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series E Preferred Shares. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder of such Series E Preferred Shares as such Holder shall, subject to the provisions of Section 2.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares shall be closed shall be effective to constitute the person or persons entitled to receive the

Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series E Preferred Shares which are to be converted, the Holder thereof shall be entitled to receive, without expense to such Holder, one or more new certificates for the number of unconverted Series E Preferred Shares represented by the certificate surrendered.

2.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series E Preferred Share. If any fractional interest in a Common Share would, except for the provision of this Section, be deliverable upon the conversion of any Series E Preferred Share, the Corporation shall issue or cause to be issued to the Holder of such surrendered Series E Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the Directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

2.4 The Conversion Rate and the number of Common Shares into which each Series E Preferred Share may be converted shall be subject to adjustment from time to time if and whenever at any time prior to May 20, 1992 the Corporation shall (i) subdivide its outstanding Common Shares into a greater number of shares, or (ii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Rate shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Such adjustments shall be made successively whenever any event listed above shall occur.

2.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Rate as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Rate after such adjustment and the event requiring such adjustment.

2.6 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation, or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series E Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series E Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 2.6 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

2.7 All Series E Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

2.8 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Rate, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

2.9 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series E Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 3
                                   Redemption

3.1 Subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series E Preferred Shares in whole at any time or in part from time to time in such manner as the Directors shall determine on payment of the Redemption Price for each such share to be redeemed.

3.2 A Notice of Redemption shall be given by the Corporation not less than 15 days prior to the date fixed for redemption to each Holder of Series E Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series E Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series E Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series E Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provision, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series E Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

                                    ARTICLE 4
                                  Voting Rights

4.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the Holders of Series E Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                    ARTICLE 5
                                  Miscellaneous

5.1 The rights, privileges, restrictions and conditions attaching to the Series E Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 5.2 in addition to any other approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

5.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding Series E Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series E Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series E Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series E Preferred Share held by him.

5.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.

PART 8 - SERIES F CONVERTIBLE REDEEMABLE PREFERRED SHARES
---------------------------------------------------------

A. The directors of the Corporation hereby fix the number of shares for the seventh series of the Preferred Shares at 220,000 shares;

B. The directors of the Corporation hereby determine that the designation of the seventh series of the Preferred Shares is Series F Convertible Redeemable Preferred Shares (hereinafter called the "Series F Preferred Shares") and that the rights, privileges, restrictions and conditions attaching to the Series F Preferred Shares (in addition to the rights, privileges, conditions, restrictions, limitations and prohibitions attaching to the Preferred Shares as a class) shall be as follows:

                                    ARTICLE 1
                                 Interpretation

1.1 Definitions
    -----------

"Business Day" means any day other than a Saturday, Sunday or statutory holiday;

"close of business" means the normal closing hour of the principal office in the City of Toronto of the transfer agent and registrar;

"Common Shares" means the Common Shares of the Corporation;

"Conversion Rate" at any date means one Common Share per Series F Preferred Share unless such rate has been adjusted in accordance with the provisions of
Section 2.4;

"Directors" means the board of directors of the Corporation and reference without more to action by the Directors shall mean action by the Directors as a board or by any authorized committee thereof;

"herein", "hereto", "hereunder", "hereof", "hereby" and similar expressions mean or refer to these Series F Preferred Share provisions and not to any particular Section, subsection, subdivision or portion hereof, and the expressions "Article", "Section" and "subsection", followed by a number and/or letter mean and refer to the specified Article, Section or subsection hereof;

"Holder" means the registered holder of any Series F Preferred Shares;

"Notice of Redemption" means a notice in writing given, as hereinafter provided, by the Corporation to the holders of Series F Preferred Shares setting forth the Redemption Price, the place at which redemption is to take place, and, if part only of the Series F Preferred Shares is to be redeemed, the number thereof to be redeemed;

"Redemption Date" means the date fixed by the Directors for redemption of Series F Preferred Shares set forth in the Notice of Redemption;

"Redemption Price" means $3.40 per Series F Preferred Share; and

"transfer agent and registrar" means the person or persons from time to time appointed by the Directors as the transfer agent and registrar in Canada for the Series E Preferred Shares.

1.2 Words importing the singular number only include the plural and vice versa and words importing any gender include all genders.

1.3 All dollar amounts referred to herein shall be in lawful money of Canada.

1.4 The division of these Series F Preferred Share provisions into Articles, Sections, subsections, clauses, subclauses or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.5 In the event that any date upon or by which any action is required to be taken by the Corporation hereunder is not a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

                                    ARTICLE 2
                          Conversion into Common Shares

2.1 Each Series F Preferred Share shall be convertible at any time up to but not after the close of business on January 11, 1992, into fully paid and non-assessable Common Shares on the basis of one Common Share for each Series F Preferred Share in respect of which the conversion privilege is exercised.

2.2 In order to exercise the conversion right, a Holder shall present and surrender to the transfer agent and registrar the respective certificates representing such Series F Preferred Shares together with written notice of conversion (which shall be and be deemed to be irrevocable) signed by such Holder stating that he elects to convert such Series F Preferred Shares. Such notice of conversion shall also state the name or names (with addresses) in which the certificate or certificates for Common Shares which shall be issuable on such conversion shall be issued. If any of the Common Shares into which such Series F Preferred Shares are to be converted are to be issued to a person or persons other than the Holder of such Series F Preferred Shares, the signature of such Holder of such notice of conversion shall be guaranteed in a manner satisfactory to the transfer agent and registrar and such notice of conversion shall be accompanied by payment to the transfer agent and registrar of any transfer tax which may be payable by reason thereof. The date of receipt by the transfer agent and registrar of certificates representing such Series F Preferred Shares and such notice of conversion is herein referred to as the "Date of Conversion" of such Series F Preferred Shares.

As promptly as practicable after the Date of Conversion, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder who has exercised the conversion right of any Series F Preferred Shares, or on his written order, a certificate or certificates in the name or names of the person or persons specified in the applicable notice of conversion for the number of Common Shares deliverable upon the conversion of such Series F Preferred Shares. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Date of Conversion and at such time the rights of the Holder of such Series F Preferred Shares as such Holder shall, subject to the provisions of Section 2.4, cease and the person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have thereupon become the holder or holders of record of the Common Shares represented thereby; provided, however, that no exercise of the conversion right on any date when the share transfer registers for Common Shares shall be closed shall be effective to constitute the person or persons entitled to receive the

Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at the close of business on the next succeeding day on which such share transfer registers are open.

Upon surrender to the transfer agent and registrar of any certificate representing more than the number of Series F Preferred Shares which are to be converted, the Holder thereof shall be entitled to receive, without expense to such Holder, one or more new certificates for the number of unconverted Series F Preferred Shares represented by the certificate surrendered.

2.3 Notwithstanding anything herein contained, the Corporation shall in no case be required to issue a fraction of a Common Share upon the conversion of any Series F Preferred Share. If any fractional interest in a Common Share would, except for the provision of this Section, be deliverable upon the conversion of any Series F Preferred Share, the Corporation shall issue or cause to be issued to the Holder of such surrendered Series F Preferred Share a non-voting and non-dividend bearing scrip certificate or certificates transferable by delivery entitling the holder thereof and of other similar certificates aggregating one full Common Share, upon surrender of such certificates for consolidation at such place in Canada as may be designated therein, to obtain from the Corporation a full Common Share and to receive a share certificate therefor, as well as a further scrip certificate representing the excess, if any, over one full Common Share of the scrip certificates surrendered for consolidation. Such scrip certificates shall be in such form and shall be subject to such terms and conditions as the Corporation may determine and shall provide that the same shall be null and void on and after a date to be fixed by the Directors of the Corporation, but no such date shall be less than one year following the date of issue of the scrip certificate concerned. In lieu of issuing scrip certificates as aforesaid, the Corporation may adjust any fractional interest of a Common Share by the payment by cheque of an amount equal to the then current market value of such fractional interest computed (to the nearest cent) on the basis of the last board lot sale price on The Toronto Stock Exchange, on the trading day next preceding the Conversion Date, or if the Common Shares are not listed on The Toronto Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the Directors. If the Common Shares are not listed on any stock exchange, the current market value of such fractional interest shall be determined by the Directors.

2.4 The Conversion Rate and the number of Common Shares into which each Series F Preferred Share may be converted shall be subject to adjustment from time to time if and whenever at any time prior to January 11, 1992 the Corporation shall
(i) subdivide its outstanding Common Shares into a greater number of shares, or
(ii) consolidate its outstanding Common Shares into a lesser number of shares, the Conversion Rate shall be proportionately adjusted so that a Holder who has not exercised the conversion right prior to the effective date of such subdivision or consolidation shall be entitled to receive and shall accept upon the exercise of such right at any time on or after such record date or effective date, in lieu of the number of Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the aggregate number of Common Shares that such Holder would have been entitled to receive as a result of such subdivision or consolidation if, on the record date or effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right. Such adjustments shall be made successively whenever any event listed above shall occur.

2.5 The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Rate as above provided, lodge with the transfer agent and registrar, a certificate of the chief financial officer specifying the nature of the event requiring the adjustment and the amount of the adjustment thereby necessitated and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, which certificate and the amount of the adjustment therein specified shall be verified by an opinion of the Corporation's auditors and, when so verified shall be conclusive and binding on all parties in interest. The Corporation shall forthwith give notice of such adjustment to each Holder, which notice shall specify the Conversion Rate after such adjustment and the event requiring such adjustment.

2.6 In the event of any reclassification of or change in the Common Shares (other than a change as a result of a subdivision or consolidation, or in the event of any amalgamation of the Corporation with, or merger of the Corporation into, any other corporation (other than an amalgamation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification or change of the Common Shares), or in the event of any sale, transfer or other disposition of all or substantially all of the assets of the Corporation, the Holder of each Series F Preferred Share then outstanding shall be entitled to receive and shall accept upon the conversion of a Series F Preferred Share at any time on the effective date or thereafter (until the expiration of the conversion right of such Holder), in lieu of the Common Shares which he is otherwise entitled to receive at the time he exercises the conversion right, the kind and amount of shares and other securities and property that such Holder would have been entitled to receive as a result of such reclassification, change, amalgamation, merger, sale, transfer or other disposition if, on the effective date thereof, he had been the registered holder of the number of Common Shares that he is otherwise entitled to receive at the time he exercises the conversion right, subject to such adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The provisions of this Section 2.6 shall similarly apply to successive reclassifications, changes, amalgamations, mergers, sales, transfers or other dispositions.

2.7 All Series F Preferred Shares surrendered upon the exercise of the conversion right shall be cancelled by the transfer agent and registrar and the number thereof shall not be restored to the status of authorized but unissued shares.

2.8 As a condition precedent to the taking of any action which would require an adjustment to the Conversion Rate, the Corporation shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Corporation shall have unissued and reserved the number of authorized Common Shares to which the Holders are entitled on the full exercise of their conversion rights in accordance with the provisions hereof.

2.9 If any Common Shares reserved or to be reserved for the purpose of conversion of the Series F Preferred Shares hereunder, require registration with or approval of any governmental authority under any Canadian or Provincial law before such shares may be validly issued upon conversion, the Corporation will take such action as may be necessary to secure such registration or approval, as the case may be.

                                    ARTICLE 3
                                   Redemption

3.1 Subject to the provisions of any applicable law and to the provision of the conditions to the Preferred Shares as a class relating to liquidation, dissolution, winding up and distribution of assets, the Corporation may, at its option, redeem the Series F Preferred Shares in whole at any time or in part from time to time in such manner as the Directors shall determine on payment of the Redemption Price for each such share to be redeemed.

3.2 A Notice of Redemption shall be given by the Corporation not less than 15 days prior to the date fixed for redemption to each Holder of Series F Preferred Shares to be redeemed. Accidental failure or omission to give such notice to one or more of such Holders shall not affect the validity of such redemption. On and after the Redemption Date, the Corporation shall pay or cause to be paid to or to the order of the Holders of the Series F Preferred Shares to be redeemed the Redemption Price on presentation and surrender at the place of redemption of the respective certificates representing such shares. Such payment shall be made by cheque drawn on a Canadian chartered bank and payable at par at any branch in Canada of such bank. Such shares in respect of which the Redemption Price has been paid as aforesaid shall thereupon be redeemed. If less than all the Series F Preferred Shares represented by any certificate shall be redeemed, a new certificate for the balance shall be issued. From and after the Redemption Date, the Holders of the Series F Preferred Shares called for redemption shall cease to be entitled to exercise any of the rights of Holders in respect thereof unless payment of the Redemption Price shall not be made in accordance with the foregoing provision, in which case the rights of the Holders shall remain unimpaired. The Corporation shall have the right at any time after mailing a Notice of Redemption to deposit the Redemption Price of the shares thereby called for redemption, or such part thereof as at the time of deposit has not been claimed by the shareholders entitled thereto, in any Canadian chartered bank or trust company in Canada specified in the Notice of Redemption or in a subsequent notice to the Holders in respect of which the deposit is made, in a special account for the Holders of such shares, and upon such deposit being made or upon the Redemption Date, whichever is later, the Series F Preferred Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of each Holder shall be limited to receiving, without interest, his proportionate part of the Redemption Price so deposited upon presentation and surrender of the certificates representing his shares so redeemed. Any interest on such deposit shall belong to the Corporation.

                                    ARTICLE 4
                                  Voting Rights

4.1 Except as provided in the provisions attaching to the Preferred Shares as a class, the Holders of Series F Preferred Shares shall not be entitled as such to receive notice of or to attend or to vote at any meeting of shareholders of the Corporation.

                                    ARTICLE 5
                                  Miscellaneous

5.1 The rights, privileges, restrictions and conditions attaching to the Series F Preferred Shares may be repealed, altered, modified, amended or varied in whole or in part only with the prior approval of the Holders given in the manner provided in Section 5.2 in addition to any other


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approval required by the Canada Business Corporations Act or any other applicable statutory provision of like or similar effect, from time to time in force.

5.2 The approval of the Holders with respect to any and all matters hereinbefore referred to may be given by at least 66 2/3% of the votes cast at a meeting of the Holders duly called for that purpose and held upon at least 21 days' notice, at which the Holders of a majority of the outstanding Series F Preferred Shares are present or represented by proxy. If at any such meeting the Holders of a majority of the outstanding Series F Preferred Shares are not present or represented by proxy within one-half an hour after the time appointed for such meeting, then the meeting shall be adjourned to such date being less than 30 days later and to such time and place as may be appointed by the chairman of the meeting and not less than 21 days' notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjourned meeting the Holders present or represented by proxy shall constitute a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by not less than 66 2/3% of the votes cast at such adjourned meeting shall be effective notwithstanding that the Holders of a majority of the Series F Preferred Shares are not present or represented by proxy and the conduct thereof shall be from time to time prescribed by the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at every such meeting or adjourned meeting every Holder shall be entitled to one vote in respect of each Series E Preferred Share held by him.

5.3 Any notice required or permitted to be given to a Holder shall be mailed by letter, postage prepaid, or delivered to such Holder at his address as it appears on the records of the Corporation or in the event of the address of any such Holder not so appearing then to the last known address of such Holder. The accidental failure to give notice to one or more of such shareholders shall not affect the validity of any action requiring the giving of notice by the Corporation. Any notice given as aforesaid shall be deemed to be given on the date upon which it is mailed or delivered.



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